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                                                                     EXHIBIT 3.4


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

                                                             [LOGO]
         [NUMBER]                                      HealthTronics, Inc.                                             [SHARES]
                                        INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA
                                             AUTHORIZED COMMON STOCK 30,000,000 SHARES





THIS CERTIFIES THAT __________________________________________________________________________________________________ is the

registered holder of _________________________________________________________________________________________________ Shares

       OF THE AUTHORIZED COMMON STOCK OF HealthTronics, Inc. WHICH ARE FULLY PAID AND NON-ASSESSABLE AND WHICH ARE

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

        IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this _________________________________ day of _________________________________ A.D. 19__


_____________________________                      _____________________________
         PRESIDENT                                            SECRETARY
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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


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
        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)
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   Additional abbreviations may also be used though not in the above list.


   For value received, __________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

_______________________________________________________________________________

_______________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________________________________

________________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Corpora-tion with full power of substitution in the premises.

Dated, ___________________________



                                     _______________________________________


        In presence of

__________________________________